Investor Overview Verra Mobility Q3 Investor Presentation For the Quarter Ended September 30, 2021 Exhibit 99.3

Forward-looking statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the impact of payment delays related to the outstanding receivables with the City of New York Department of Transportation (“NYCDOT”) (2) the disruption to our business and results of operations as a result of the COVID-19 pandemic; (3) the impact of the COVID-19 pandemic on our revenues from key customers in the rental car industry and from photo enforcement programs; (4) customer concentration in our Commercial Services and Government Solutions segments; (5) decreases in the prevalence of automated photo enforcement or the use of tolling; (6) risks and uncertainties related to our government contracts, including but not limited to administrative hurdles, legislative changes, termination rights, audits and investigations; (7) decreased interest in outsourcing from our customers; (8) our ability to properly perform under our contracts and otherwise satisfy our customers; (9) our ability to compete in a highly competitive and rapidly evolving market; (10) our ability to keep up with technological developments and changing customer preferences; (11) the success of our new products and changes to existing products and services; (12) our ability to successfully integrate our recent or future acquisitions; (13) failures in or breaches of our networks or systems, including as a result of cyber-attacks; and (14) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures and Free Cash Flow Margin is defined as Free Cash Flow divided by revenue. Pro Forma Adjusted Revenue adjusts revenue for non-cash amortization of contract incentive and certain pre-acquisition results. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. Verra Mobility’s management uses these non-GAAP measures to compare Verra Mobility’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Verra Mobility’s board of directors. Verra Mobility believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Verra Mobility does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Verra Mobility included in this presentation may not be directly comparable to similarly titled measures of other companies.

Verra mobility Who We Are SAFE. SMART. CONNECTED. A global leader in smart transportation, we work alongside our customers to relentlessly develop customized technology solutions to solve complex transportation challenges. Building safer cities by installing, maintaining and managing leading technology that positively impacts driver behavior and enhances road safety. Enabling smarter roadways by providing the integrated technology to help rental car companies and large fleet operators manage tolls, violations, and vehicle title and registrations. Developing more connected systems by seamlessly connecting people, technology and data across the smart mobility ecosystem. As mobility becomes more complex, connected and automated, Verra Mobility works behind the scenes to help make transportation safer and easier.

We operate in two business segments Who We Are Commercial Services Government Solutions What we do The Commercial Services segment generates revenue by providing fully outsourced tolling and violations management and title and registration services to our customers through integrated technologies that both reduce cost and add value. Who we serve Rental Car Companies (RACs) Fleet Management Companies (FMCs) Large Fleet Operators What we do The Government Solutions segment generates revenue by contracting with municipalities and school districts to provide the hardware, software, installation, maintenance and support they need to identify, issue, enforce, and successfully adjudicate traffic violations. Who we serve Municipalities Counties School districts Other governmental entities $238M Service Revenue* $201M Service Revenue* * TTM Service Revenue for the period ending September 30, 2021

Commercial services Providing tolling, violation management and title/registration services Toll Management Violations Title and Registration Rental fleet toll collection and management, reducing in-house administrative burdens while providing convenience to the driver – daily or flat fee Commercial fleet toll collection and management driving value for customers Manage toll, parking and photo enforcement violations for rental car and commercial fleets, reducing violation-related expenses and late fees European toll and violation collection and management for issuing authorities for administrative fees Rental car and commercial fleet title and registration for data management and services fee $238M Service Revenue* United States & a portion of Canada United States & Europe United States * TTM Service Revenue for the period ending September 30, 2021

Government solutions Increasing road safety by changing driver behavior Red-Light Safety Cameras Speed Safety Cameras Stop-Arm Safety Cameras Bus Lane Cameras Capture and process images and video of vehicles running red lights Capture and process images and video of vehicles exceeding speed limits Capture and process images and video of vehicles illegally passing school buses Capture and process images and video of vehicles violating city bus lane restrictions $201M Service + $42M Product = $243M Total Revenue* * TTM Revenue for the period ending September 30, 2021

Why invest in verra mobility? Leadership, business model and strong financial performance A market leader with highly differentiated platforms Leading provider of road safety cameras in the U.S. Leading provider of toll and violation management to rental car and fleet management companies in U.S. Contracted, reoccurring revenue business model Contracts with the three largest U.S. rental car companies Large install base = reoccurring revenue Proven financial performance Solid financial results with robust margins Historically strong free cash flow conversion CAGR for service revenue from 2017-2019 = 35% Platform for future growth European expansion M&A

Proven financial performance Strong revenue and profitability create beneficial cash flow Revenue Adj EBITDA & Margins Net Debt & Leverage Strategy Verra Mobility generates a substantial amount of free cash flow Investing that cash flow back into the company for growth is an important part of our strategy We build organic growth through new markets, new customers or expanding with existing customers M&A has been part of our historical growth and it’s likely to be part of our future growth Revenue Revenue includes growth from acquisitions as follows: 2018 Service Revenue growth includes $114M from the acquisitions of HTA and EPC, and the remaining $23M of growth was organic 2019 Service Revenue growth includes $19M from acquisitions of HTA and EPC early in 2018. The remaining $33M of growth was organic 2021 Service Revenue and Product Revenue include $19.0M and $3.8M, respectively, from the acquisition of Redflex on June 18th Adj EBITDA Acquisitions have contributed to our overall profitability, but due to aggressive integration strategies we don’t carry separate cost structures and therefore cannot report the impact of Adj. EBITDA from acquisitions

Future growth Verra Mobility has multiple levers for sustained growth Further migration to cashless and all-electronic tolling Intensified public attention given to traffic safety issues for drivers, pedestrians, bicyclists and law enforcement Benefit from Strong Industry Tailwind 1 Leverage existing capabilities to further penetrate ride and car sharing markets Collaborate with OEMs to connect directly to vehicles electronically, including autonomous vehicles Expand Mobility Platform 2 European Tolling & Violations has a large addressable market Natural extension of existing products to European fleet vehicles with existing Verra Mobility customers Expand Globally 3 Increase competitive positioning and strengthen portfolio with highly strategic acquisitions Create value through successful integration and synergy realization Pursue Accretive Acquisitions 4

M&A principles Evaluation Criteria Strategic Fit Connect all activities to Verra Mobility’s strategy Find opportunities where Verra Mobility’s and the target’s assets, when combined, can create unique value Financial Discipline Protect Verra Mobility’s capital: seek returns above the cost of capital required for the deal Integration Focus Establish close partnership with the broader organization Ensure cultural fit and change management discipline Establish processes for short and long-term execution and accountability 1 2 3 Programmatic Process Develop a robust and replicable process to identify, execute, and integrate firms into Verra Mobility Discovery Mindset Cultivate a mindset of discovery; seek to uncover asymmetric information Generate a robust pipeline of potential deals through research, networks, internal contacts, etc. Strong views, weakly held 4 5 Strategic Fit Financial Discipline Integration Focus Programmatic Process Discovery Mindset

APPENDIX

VERRA MOBILITY QUARTERLY RESULTS

2020 - 2021

Unaudited ($ in millions)	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Full Year 2020	Q1 2021	Q2 2021	Q3 2021
Service revenue	$99.5	$62.8	$83.0	$91.0	$336.3	$89.8	$116.4	$141.8
Product sales	17.2	17.0	13.9	9.2	57.3	0.1	12.2	20.3
Total revenue	$116.7	$79.8	$96.9	$100.2	$393.6	$89.9	$128.7	$162.1
Cost of service revenue	1.2	1.0	0.9	0.8	4.0	0.9	1.3	1.4
Cost of product sales	8.7	9.1	7.1	4.7	29.6	0.0	6.1	9.4
Operating expenses	32.3	26.7	26.5	30.2	115.7	30.5	36.4	48.3
Selling, general and administrative expenses	25.9	20.8	17.5	25.4	89.7	28.4	26.2	31.6
Depreciation, amortization, and (gain) loss on disposal of assets, net	29.2	29.2	29.6	28.8	116.8	28.3	27.0	29.5
Total costs and expenses	$97.3	$86.8	$81.6	$90.1	$355.8	$88.1	$97.2	$120.2
Income (loss) from operations	19.4	(7.0)	15.3	10.1	37.8	1.8	31.5	41.9
Interest expense, net	12.5	9.5	9.6	9.3	40.9	9.2	11.7	11.6
Change in fair value of private placement warrants	(15.5)	8.3	(4.4)	12.7	1.1	2.1	8.1	(5.1)
Loss from tax receivable agreement adj	-	4.4	-	2.4	6.9	-	1.7	-
Loss on extinguishment of debt	-	-	-	-	-	5.3	-	-
Other (income) expense, net	(2.9)	(1.5)	(5.0)	(2.5)	(11.9)	(3.0)	(2.8)	(3.5)
Total other expense	($5.9)	$20.8	$0.2	$21.9	$37.0	$13.6	$18.6	$3.1
Income (loss) before income taxes	25.4	(27.7)	15.0	(11.8)	0.9	(11.8)	12.9	38.8
Income tax provision (benefit)	3.2	(4.0)	4.0	2.3	5.4	(2.9)	8.9	11.5
Net (loss) income	$22.1	($23.7)	$11.1	($14.1)	($4.6)	($8.9)	$4.0	$27.3
Bridge to adj. EBITDA								
Net (loss) income	$22.1	($23.7)	$11.1	($14.1)	($4.6)	($8.9)	$4.0	$27.3
Interest expense, net	12.5	9.5	9.6	9.3	40.9	9.2	11.7	11.6
Income tax provision (benefit)	3.2	(4.0)	4.0	2.3	5.4	(2.9)	8.9	11.5
Depreciation and amortization	29.3	29.2	29.4	28.7	116.6	28.2	27.0	29.5
EBITDA	**$67.1**	**$11.0**	**$54.1**	**$26.2**	**$158.3**	**$25.6**	**$51.6**	**$80.0**
Transaction and other related	0.5	0.1	0.1	1.2	1.9	4.1	3.3	2.7
Transformation expense	-	0.5	0.6	(0.0)	1.1	0.3	0.4	0.8
Loss on extinguishment of debt	-	-	-	-	-	5.3	-	-
TRA adjustment	-	4.4	-	2.4	6.9	-	1.7	-
Change in fair value of private placement warrants	(15.5)	8.3	(4.4)	12.7	1.1	2.1	8.1	(5.1)
Stock-based compensation	2.8	3.3	3.2	3.4	12.6	2.9	3.6	3.7
Adjusted EBITDA	**$54.9**	**$27.6**	**$53.5**	**$45.8**	**$181.8**	**$40.3**	**$68.6**	**$82.1**

VERRA MOBILITY

Confidential & Proprietary 12

Segment Results of Operations 2020 - 2021 Commercial Services Government Solutions Unaudited ($ in millions) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Segment Total Revenue Commercial Services $61.2 $27.3 $44.2 $48.2 $180.9 $45.7 $66.5 $77.3 Segment Adj EBITDA Commercial Services $33.6 $7.3 $31.0 $25.2 $97.2 $22.6 $42.8 $51.3 Unaudited ($ in millions) Q1 2020 Q2 2020 Q3 2020 Q4 2020 Full Year 2020 Q1 2021 Q2 2021 Q3 2021 Segment Total Revenue Government Solutions $55.5 $52.5 $52.8 $52.0 $212.7 $44.2 $62.2 $84.8 Segment Adj EBITDA Government Solutions $21.2 $20.3 $22.5 $20.6 $84.7 $17.8 $25.8 $30.7

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2017 - 2018 Unaudited ($ in millions) 2017 2018 * Verra Mobility (Pre-HTA, Pre-EPC) Adj. Revenue $232.4 $370.1 HTA Adj. Revenue 103.7 15.8 EPC Reported Revenue 12.6 3.0 Verra Mobility Adj. Pro Forma Revenue $348.7 $388.9 Verra Mobility * Note: Fiscal year end December 31st. HTA and EPC based on Q1 for 2018. See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC.

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2017 - 2018 Unaudited ($ in millions) 2017 2018 Verra Mobility (Pre-HTA, Pre-EPC) Reported Services Revenue $228.2 $365.1 Adjustments: Non-cash Amortization of Contract Incentive 0.3 0.0 Sunshine State Tag Agency, Inc. Pre-acquisition Results 0.0 0.0 Verra Mobility (Pre-HTA, Pre-EPC) Adjusted Services Revenue $228.5 $365.1 Verra Mobility (Pre-HTA, Pre-EPC) Reported Product Revenue 3.9 5.1 Verra Mobility (Pre-HTA, Pre-EPC) Total Adjusted Revenue $232.4 $370.1 HTA Reported Revenue $101.4 $15.8 Adjustments: Non-cash Amortization of Contract Incentive 2.3 0.0 HTA Adjusted Revenue $103.7 $15.8 EPC Reported Revenue $12.6 $3.0 Total Adj. Pro Forma Revenue $348.7 $388.9

Verra Mobility Adj. Pro Forma EBITDA Reconciliation 2017 - 2018 Verra Mobility Unaudited ($ in millions) 2017 2018 * Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA $97.9 $197.6 HTA Adj. EBITDA 80.9 10.7 EPC Adj. EBITDA 5.0 1.2 Verra Mobility Adj. Pro Forma EBITDA $183.8 $209.5 * Note: Fiscal year end December 31st. HTA and EPC based on Q1 for 2018. See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC.

Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA Reconciliation 2017 - 2018 Verra Mobility (Pre-HTA, Pre-EPC) Unaudited ($ in millions) 2017 2018 Net Income $19.5 ($58.4) Definitional Adjustments: Depreciation and amortization 45.7 103.3 Interest expense, net 21.7 69.6 Income taxes (29.4) (16.2) Total definitional adjustments $38.0 $156.7 Reported EBITDA $57.5 $98.3 Adjustments: Transaction and other related expenses 32.0 56.4 Transformation expenses 3.9 8.8 Loss on extinguishment of debt 0.0 26.5 Sponsor Fees and expenses 4.2 5.4 Non-cash amortization of contract inducement 0.3 0.0 Stock-based compensation 0.0 2.3 Total adjustments $40.4 $99.4 Adjusted EBITDA $97.9 $197.6

HTA Adj. EBITDA Reconciliation 2017 HTA Unaudited ($ in millions) 2017 Net Income $67.6 Definitional Adjustments: Depreciation and amortization 2.1 Interest expense, net 0.1 Income taxes 0.4 Total definitional adjustments $2.6 Reported EBITDA $70.2 Adjustments: Extraordinary adjustments - primarily seller expenses 2.5 Contract incentive – non-cash amortization 2.3 Gain/loss on sale of equipment, net 0.0 Pro forma cc rebates 3.5 Capitalized internal labor 2.0 Other 0.4 Total adjustments 10.7 Adjusted EBITDA $80.9 EPC Unaudited ($ in millions) 2017 Net Income $3.6 Definitional Adjustments: Depreciation and amortization 0.0 Interest expense, net (0.0) Income taxes 1.0 Total definitional adjustments $1.0 Reported EBITDA $4.6 Adjustments: Extraordinary expenses add back 0.3 Legal fees – appointment of new directors 0.0 Board of directors fees add back 0.0 Total adjustments 0.3 Adjusted EBITDA $5.0

Thank You http://ir.verramobility.com/